SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2003

Stratus Properties Inc.

(Exact name of registrant as specified in its charter)

                                                Delaware                                              0-19989                                          72-1211572

                          (State or other

                            (Commission

       (IRS Employer

                          jurisdiction of

                            File Number)

       Identification

                          incorporation or

                        Number)

                          organization)

98 San Jacinto Blvd., Suite 220

Austin, Texas 78701

(address of principal executive offices)

Registrant's telephone number, including area code:  (512) 478-5788

Item 12. Results of Operations and Financial Condition

Stratus Properties Inc. issued a press release dated August 5, 2003 announcing its second-quarter and six months 2003 results and certain recent developments (Exhibit 99.1).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stratus Properties Inc.

By:   /s/ C. Donald Whitmire, Jr.

     -------------------------------------

         C. Donald Whitmire, Jr.

                    Vice President - Controller

      (authorized signatory and

     Principal Accounting Officer)

Date:  August 6, 2003

Stratus Properties Inc.

      Exhibit Index

Exhibit

Number

  99.1

Press Release dated August 5, 2003 “Stratus Properties Inc. Reports Second-Quarter And Six Months 2003 Results And Recent Developments”.